MORE CHOICES IN CYSTIC FIBROSIS TREATMENT: NOVEL CFTR MODULATOR COMBINATIONS #CForward Corporate Presentation March 2020 Exhibit 99.1

Safe Harbor and Disclaimer This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including but not limited to statements regarding the clinical development and therapeutic potential of our proprietary combination therapies for the treatment of CF and the potential benefit to patients of our proprietary combination therapies, including those with rare genotypes. Words such as "aim," "may," "will," "expect," "anticipate," "estimate," "intend," and similar expressions (as well as other words or expressions referencing future events, conditions or circumstances) are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Any forward-looking statements are based on management’s current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those expressed or implied by the forward-looking statements, and we, therefore, cannot assure you that our plans, intentions, expectations or strategies will be attained or achieved. Such risks and uncertainties include, without limitation, uncertainties regarding the expected timing of the initiation of, patient enrollment in, data from, and our completion of, our planned Phase 3 clinical studies with our combination therapy candidates, nesolicaftor (PTI-428), posenacaftor (PTI-801), and dirocaftor (PTI-808); uncertainties regarding our initiation of registrational or pivotal studies, submission of marketing authorization applications, cash guidance, and HIT CF consortium subject recruitment, ex vivo testing and conduct of clinical trials with our drug candidates; the possibility final or future results from our drug candidate trials (including, without limitation, longer duration studies) do not achieve positive results or are materially and negatively different from or not indicative of the preliminary results reported by the Company (noting that these results are based on a small number of patients and small data set); uncertainties inherent in the execution and completion of clinical trials (including, without limitation, the possibility that FDA or another regulatory agency comments delay, change or do not permit trial commencement, or intended label, or the FDA or other regulatory agency requires us to run cohorts sequentially or conduct additional cohorts or pre-clinical or clinical studies); and uncertainties in the enrollment of CF patients in our clinical trials in a competitive clinical environment, in the timing of availability of trial data, in the results of the clinical trials, in possible adverse events from our trials, in the actions of regulatory agencies, in the endorsement, if any, by therapeutic development arms of CF patient advocacy groups (and the maintenance thereof). For a discussion of other risks and uncertainties, and other important factors, any of which could cause our actual results to differ from those contained in the forward-looking statements contained in this presentation, see the section entitled “Risk Factors” in our most recent Form 10-Q filed with the Securities and Exchange Commission (SEC) on November 7, 2019, as well as discussions of potential risks, uncertainties, and other important factors in our subsequent filings with the SEC. We assume no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, unless required by law. This presentation also contains estimates and other statistical data made by independent parties and by us relating to, among other items, disease incidence, market size and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. Projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of risk and uncertainty. New risks emerge from time to time, and neither we nor any other person makes any representation as to the accuracy or completeness of such data or undertakes any obligation to update such data after the date of this presentation. By attending, viewing, or receiving this presentation you acknowledge you are solely responsible for your own assessment of the market and our market position and that you will conduct your own analysis and are solely responsible for forming your own view of the potential future performance of our business. Such use should not be construed as an endorsement of the Company or its securities.

Highlights 2019

Phase 3 Planning Underway Based on Positive Phase 2 Data

- ✓ 3 novel CFTR modulators ready for registrational studies in 2020
  - Proof-of-concept established across 14 clinical studies spanning 9 countries with over 300 subjects dosed
- ✓ Phase 2 dose range finding complete
- ✓ Proprietary potentiator/corrector/amplifier combination of DIR/POS/NES delivers $ppFEV_1$ improvement of +8 $ppFEV_1$ compared to placebo in F508del homozygous patients.
- ✓ On track to start CHOICES crossover, placebo controlled study in 2H 2020 to support anticipated MAA submission in 2021
  - Up to 502 additional CF subjects currently under evaluation for response PTI drugs in a theratyping assay

Financially solid

- ✓ $77.8M at the end of Q3; sufficient to fund operations and Phase 3 programs into 2021

DIR – dirocaftor; POS – posenacaftor; NES – nesolicaftor; MAA – Marketing Authorization Application

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4 APR 2017 SECOND IND (CORRECTOR POSENACAFTOR) JUL 2017 THIRD IND (POTENTIATOR DIROCAFTOR) JUN 2018 START OF TRIPLE COMBO PHASE 1 FEB 2019 PTI JOINED HIT CF CONSORTIUM JUL 2019 START OF DOUBLE AND TRIPLE COMBO PHASE 2 JAN 2016 FIRST IND (AMPLIFIER NESOLICAFTOR) “Theratyping” – the process of matching individuals with therapies by their response to treatment and not their genotype 3 Novel CFTR Modulators Drive Genotype and Theratype Based Drug Development FEB 2020 502 PATIENTS ENROLLED INTO EX VIVO STUDY Theratype-based program Genotype-based program Compound specific Investigational New Drug application

More Choices for Restoration of CFTR Activity

Proteostasis Therapeutics (PTI) drug candidates have received designations from US and EU regulatory agencies:

Dirocaftor (PTI-808 or DIR)

- ✓ Fast Track (FDA)

Posenacaftor (PTI-801 or POS)

- ✓ Fast Track (FDA)

Nesolicaftor (PTI-428 or NES)

- ✓ Fast Track (FDA)
- ✓ Breakthrough Therapy (FDA)
- ✓ Orphan Drug (EMA)



Potentiator
DIROCAFTOR
Corrector
POSENACAFTOR
Amplifier
NESOLICAFTOR

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Organoids Enable Access to CFTR Modulators Based on Predicted Therapeutic Benefit not Genotype Dekkers et al., Nature Medicine, 2013, Berkers et al., Cell reports, 2019 Historically, in vitro efficacy of CFTR modulators in specific genotypes has been limited to treating human bronchial epithelial (HBE) cells derived from CF patient lungs undergoing transplant as the best preclinical model to help predict potential clinical response of CFTR modulators Today, with advancements in regenerative medicine, organoids are bridging the gap between in vitro models and clinical data as it has been shown that organoids derived from living CF patients are highly predictive of, on an individual basis, clinical benefits such as lung function (ppFEV1) and sweat chloride changes Thus, access to a robust and reproducible organoid assay is driving rapid adoption of theratyping in CF across multiple regions Multiple countries are utilizing organoids to pave a path to accessing CFTR modulators

PTI and HIT-CF Partnered to Develop DIR/POS/NES Initially Targeting up to 2,300 Adult Patients in Europe



CTN centers collect rectal biopsies
502 patients completed enrollment in Q1 2020
Ex vivo organoid testing
Ongoing Ex Vivo Study in Patient Derived Organoids to Identify Potential Responders to PTI Combinations
RESPONDER
NON RESPONDER
Magnitude of organoid swelling will inform responders vs. non-responders
~H1 2020 Selection of Patients for the CHOICES Study
Responders and non-responders will be invited to a clinical trial
~2H 2020 Initiation of CHOICES Study in CTN centers (58 sites in 17 countries by 2020)

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CTN – Clinical Trial Network; www.hitcf.org

Patients meet entry criteria for the CHOICES trial 87% of enrolled patients carry genotypes that lead to CFTR protein synthesis making them eligible for the ex vivo study with DIR, POS and NES 16 Genotypes by CFTR Mutation Type Enrolled in HIT-CF 502 Patients Completed Enrollment for the HIT-CF ex vivo Study World Health Organization ID: NTR7520

HIT-CF Organoid and CHOICES Study Design

Inclusion Criteria

- CF subjects male or female ≥ 18 years of age on the date of informed consent
- Sweat chloride concentration above 60 mmol/L
- Completed organoid responder profile to PTI drugs

Exclusion Criteria

- History of lung transplantation
- Subject has at least one of the following CFTR-mutations:
  - F508del, G551D, G1244E, G1349D, G178R, G551S, S1251N, S1255P, S549N, S549R, R117H, A455E, 3849+10kbC>T
- Subject has a combination of any two of the following CFTR-mutations:
  - Any nonsense mutation, 1717-1G>A, 621+1G>T, 3120+1G>A, 1898+1G->A, CFTRdele2,3 and 2183AA->G

Study Objectives

- Absolute change from baseline percent predicted lung function improvement ($ppFEV_1$)
- Correlation between *ex vivo* intestinal organoid response and clinical endpoints

Screening Period	Rectal Biopsies and Organoid Culturing	*Ex Vivo* Study to Identify Responders	CHOICES Clinical Study Cross-over and Placebo Controlled
COMPLETED	COMPLETED	ONGOING Goal to complete in H1 '20	Goal to Start in H2 '20

World Health Organization ID: NTR7520

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Phase 2 Study Design

Study Eligibility

- CF subjects homozygous or heterozygous for the F508del mutation ≥18 years of age
- Sweat chloride concentration above 60 mmol/L
- Lung function ≥40 to ≤90 ($ppFEV_1$)
- Not currently taking CFTR modulator therapies
- Excluded subjects:
  a) colonized with organisms associated with a more rapid decline in pulmonary status
  b) with respiratory instability within 28 days of first dose

Primary Study Objectives

- ✓ Safety and tolerability of dose combinations of DIR/POS/NES

Secondary Study Objectives

- ✓ Change in $ppFEV_1$
- ✓ Change in sweat chloride concentration
- ✓ PK profiles of dose combinations of DIR/POS/NES


Treatment Period
Screening Period
300 mg DIR / 600 mg POS
300 mg DIR / 600 mg POS / 10 mg NES
placebo
Follow-Up
28 days
4 weeks
14 days
Randomization
(2:2:1)

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ClinicalTrials.gov identifier: NCT03251092

F508del Homozygous F508del Heterozygous Pooled Placebo DIR/POS n=11 DIR/POS/NES n=11 DIR/POS n=16 DIR/POS/NES n=16 - n=14 Age; years (mean, SD) 30.8 (9.2) 30.1 (6.3) 26.7 (7.0) 27.6 (6.4) 35.6 (13.9) Male sex (n, %) 10 (91) 3 (27) 7 (44) 9 (56) 8 (57) Percentage of predicted FEV1 (mean, SD) 52.5 (13.7) 57.6 (11.0) 66.5 (13.6) 56.0 (12.8) 57.2 (12.7) Sweat chloride concentration; mmol/L (mean, SD) 97.6 (5.4) 100.1 (8.7) 97.8 (8.8) 100.2 (7.4) 99.5 (10.3) BMI; kg/m2 (mean, SD) 22.6 (3.8) 22.6 (2.7) 21.9 (2.9) 22.8 (2.6) 22.0 (1.9) Weight; kg (mean, SD) 67.4 (12.0) 63.1 (8.8) 60.3 (9.7) 64.7 (12.0) 62.8 (7.9) Baseline Demographics and Clinical Characteristics of F508del Homozygous and Heterozygous Study Cohorts 7

F508del Homozygous F508del Heterozygous Pooled Placebo DIR/POS n=11 DIR/POS/NES n=11 DIR/POS n=16 DIR/POS/NES n=16 - n=14 Any adverse event (AE) (n, %) 9 (81.8) 9 (81.8) 13 (81.3) 12 (75.0) 13 (92.9) Respiratory-related AEs (occuring in >2 subjects total) Cough (n, %) Sputum increased (n, %) Oropharyngeal pain (n, %) 1 (9.1) 1 (9.1) 1 (9.1) 2 (18.2) 1 (9.1) 1 (9.1) 2 (12.5) 1 (6.3) 1 (6.3) 1 (6.3) 3 (18.8) 0 (0.0) 3 (21.4) 1 (7.1) 1 (7.1) Most common AEs Pulmonary exacerbation (n, %) Headache (n, %) 1 (9.1) 0 (0.0) 2 (18.2) 0 (0.0) 3 (18.8) 2 (12.5) 3 (18.8) 1 (6.3) 3 (21.4) 6 (42.9) Drug Combinations in F508del Homozygous and Heterozygous Study Subjects were Generally Well Tolerated 8 No clinically important trends in chemistry, hematology, vital signs or ECG were observed

9 Targeted Exposures of DIR/POS/NES Achieved PK parameters of each study drug were as expected based on the data from the previously reported studies in subjects with CF Mean Cmin concentrations at steady state for DIR/POS exceeded their corresponding in vitro EC90 values PK parameters for DIR/POS were consistent across subjects receiving DIR/POS/NES and subjects receiving DIR/POS in each cohort, indicating DIR/POS PK is not affected by coadministration with NES PK parameters for each study drug were consistent in F508del homozygous and heterozygous subjects, suggesting CFTR genotype does not have an impact on PK of any of the study drugs Mean Cmin concentration at steady state for NES achieved its targeted in vitro EC10 value

Absolute Improvement in ppFEV1 Achieved with DIR/POS/NES in F508del Homozygous Subjects 10 ppFEV1 Lung Function Pooled placebo (n=14) DIR/POS/NES (n=11) bTotal ITT population; number of subjects with non-missing measurements at week 4; PBO – placebo; PE – pulmonary exacerbation; n/a – not available LS Mean Treatment Difference in ppFEV1 (Mean Percentage Points, 95% CI, p-value) PTI Phase 2 Trial Treatment Effect by Age, Baseline ppFEV1 PE Burden and Prior Modulator Use DIR/POS/NES vs. PBO n=11b Subjects 18 years and above +8 (3, 12) p ≤ 0.01 (n=11) Subjects with <70 ppFEV1 at baseline +10 (5, 14) p ≤ 0.001 (n=9) Subjects with at least 2 PEs within 12 months prior to study +12 (4, 19) p ≤ 0.01 (n=5) Subjects with prior CFTR modulator use +12 (6, 18) p ≤ 0.001 (n=7)

Absolute Improvement in Sweat Chloride Achieved with DIR/POS/NES in F508del Homozygous Subjects 11 Sweat Chloride Sweat chloride is reduced by -29 mmol/L (95% CI; -42, -16) (p < 0.0005) compared to pooled placebo pooled placebo (n=13) DIR/POS/NES (n=11) Number of subjects with non-missing measurements Absolute Change from Baseline in Sweat Chloride Concentration Through Week 4 (mmol/L)

Absolute Improvement in ppFEV1 with DIR/POS/NES is Greater than DIR/POS in F508del Homozygous Subjects 12 CFTR Modulator Combinations by Age, PE Burden and Prior Modulator Use DIR/POS n=11 DIR/POS/NES n=11 Subjects 18 years and above +3 (-2, 7) ns (n=10)a +8 (3, 12) p ≤ 0.01 (n=11) Subjects with <70 ppFEV1 at baseline +4 (-1, 9) ns (n=9) +10 (5, 14) p ≤ 0.001 (n=9) Subjects with at least 2 PEs within 12 months prior to study +7 (-1, 15) ns (n=6) +12 (4, 19) p ≤ 0.01 (n=5) Subjects with prior CFTR modulator use +5 (-1, 10) ns (n=5) +12 (6, 18) p ≤ 0.001 (n=7) ppFEV1 Lung Function pooled placebo (n=14) DIR/POS (n=11) aTotal ITT population; number of subjects with non-missing measurements at week 4; ns – not significant; PE – pulmonary exacerbation; n/a – not available LS Mean Treatment Difference in ppFEV1 (Mean Percentage Points, 95% CI, p-value)

Absolute Improvement in Sweat Chloride Achieved with DIR/POS in F508del Homozygous Subjects pooled placebo (n=13) DIR/POS (n=11) 13 Sweat chloride is reduced by -15 mmol/L (95% CI; -24, -6) (p < 0.01) compared to pooled placebo Sweat Chloride Absolute Change from Baseline in Sweat Chloride Concentration Through Week 4 (mmol/L) Number of subjects with non-missing measurements

Initial Evidence that DIR/POS/NES Has Biological Activity Beyond the F508del Homozygous Genotype Responder rate (> ppFEV1 improvement of 5 percentage points or more) was 3x as high in subjects who received active (23%) vs. placebo (7%). Mean changes in ppFEV1 were not statistically significant Absolute Change from Baseline in Sweat Chloride Concentration Through Week 4 (mmol/L) in F508del heterozygous population Changes in sweat chloride concentration were statistically significant (p<0.01, p<0.0001) 14 First clinical study in F508del heterozygous population Subjects on active treatment experienced a range of responses from -13 to +20 in ppFEV1 and from +12 mmol/L to -79 mmol/L in sweat chloride concentration Broad range of responses observed is consistent with CFTR modulators mechanism of action 40 subjects with at least 26 different genotypes enrolled into F508del heterozygous cohort

THANK YOU #CForward “Proteostasis is striving to shake up the CF community in ways better than the vest ever could.” Brad Dell, a person with CF